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                      MEDTRONIC, INC. AND SUBSIDIARIES
              SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
                         (in thousands of dollars)

                                                               Other
                                Balance at      Charges/       Changes         Balance
                                Beginning       (Credits) to   (Debit)         at End of
                                of Period       Earnings       Credit          Period
-----------------------------------------------------------------------------------------
Allowance for doubtful accounts:

Year ended 4/30/98               $14,420          $2,591       $(1,519)(a)      $15,224
                                                                  (268)(b)

Year ended 4/30/97                18,743          (1,691)       (1,611)(a)       14,420
                                                                (1,021)(b)

Year ended 4/30/96                23,334             484        (2,313)(a)       18,743
                                                                  (857)(b)
                                                                (1,905)(c)

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(a)  Uncollectible accounts written off, less recoveries.
(b)  Reflects primarily the effects of foreign currency fluctuations.
(c)  Uncollectible accounts written off related to 1993 divestiture.